UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 16, 2015

Commission File Number	Exact name of registrant as specified in its charter, principal office and address and telephone number	State of incorporation or organization	I.R.S. Employer Identification No.
001-36867	Actavis plc 1 Grand Canal Square, Docklands Dublin 2, Ireland (862) 261-7000	Ireland	98-1114402

001-36887	Warner Chilcott Limited Canon’s Court 22 Victoria Street Hamilton HM 12 Bermuda (441) 295-2244	Bermuda	98-0496358

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

First Supplemental Indenture to the 2006 Allergan Indenture (as defined below)

On April 16, 2015, Actavis plc, a public limited company incorporated under the laws of Ireland (“Actavis”), Warner Chilcott Limited, a Bermuda exempted company (“Warner Chilcott”), Allergan, Inc., a corporation existing under the laws of the State of Delaware and an indirect subsidiary of Actavis and Warner Chilcott (“Allergan”) and Wells Fargo Bank, National Association, as trustee (“Wells Fargo”), entered into a first supplemental indenture (the “First Supplemental Indenture to the 2006 Allergan Indenture”), supplementing the indenture dated as of April 12, 2006 between Allergan and Wells Fargo (the “2006 Allergan Indenture”). Pursuant to the First Supplemental Indenture to the 2006 Allergan Indenture, Actavis and Warner Chilcott have each provided a full and unconditional guarantee of Allergan’s obligations under the $800,000,000 in aggregate principal amount of its 5.75% Notes due 2016. The First Supplemental Indenture to the 2006 Allergan Indenture is filed as Exhibit 4.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Second Supplemental Indenture to the 2010 Allergan Indenture (as defined below)

On April 16, 2015, Allergan, Actavis, Warner Chilcott and Wells Fargo entered into a second supplemental indenture (the “Second Supplemental Indenture to the 2010 Allergan Indenture”), supplementing the indenture dated as of September 14, 2010 between Allergan and Wells Fargo (the “2010 Allergan Base Indenture”), as amended and supplemented by the first supplemental indenture dated as of September 14, 2010 between Allergan and Wells Fargo (the “First Supplemental Indenture to the 2010 Allergan Indenture” and, together with the 2010 Allergan Base Indenture, the “2010 Allergan Indenture”). Pursuant to the Second Supplemental Indenture to the 2010 Allergan Indenture, Actavis and Warner Chilcott have each provided a full and unconditional guarantee of Allergan’s obligations under the $650,000,000 in aggregate principal amount of its 3.375% Notes due 2020. The Second Supplemental Indenture to the 2010 Allergan Indenture is filed as Exhibit 4.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Second Supplemental Indenture to the 2013 Allergan Indenture (as defined below)

On April 16, 2015, Allergan, Actavis, Warner Chilcott and Wells Fargo entered into a second supplemental indenture (the “Second Supplemental Indenture to the 2013 Allergan Indenture”), supplementing the indenture dated as of March 12, 2013 between Allergan and Wells Fargo (the “2013 Allergan Base Indenture”), as amended and supplemented by the first supplemental indenture dated as of March 12, 2013 between Allergan and Wells Fargo (the “First Supplemental Indenture to the 2013 Allergan Indenture” and, together with the 2013 Allergan Base Indenture, the “2013 Allergan Indenture”). Pursuant to the Second Supplemental Indenture to the 2013 Allergan Indenture, Actavis and Warner Chilcott have each provided a full and unconditional guarantee of Allergan’s obligations under the $250,000,000 in aggregate principal amount of its 1.350% Notes due 2018 and the $350,000,000 in aggregate principal amount of its 2.800% Notes due 2023 . The Second Supplemental Indenture to the 2013 Allergan Indenture is filed as Exhibit 4.3 to this Current Report on Form 8-K and is incorporated herein by reference.

Fifth Supplemental Indenture to the 2009 Actavis, Inc. Indenture (as defined below)

On April 16, 2015, Actavis, Inc., an indirect subsidiary of Actavis and Warner Chilcott, Actavis, Warner Chilcott and Wells Fargo entered into a fifth supplemental indenture (the “Fifth Supplemental Indenture to the 2009 Actavis, Inc. Indenture”), supplementing the indenture dated as of August 24, 2009 between Actavis, Inc. and Wells Fargo (the “2009 Actavis, Inc. Base Indenture”), as amended and supplemented by (i) the first supplemental indenture dated as of August 24, 2009 between Actavis, Inc. and Wells Fargo (the “First Supplemental Indenture to the 2009 Actavis, Inc. Indenture”), (ii) the second supplemental indenture dated as of May 7, 2010 , between Actavis, Inc. and Wells Fargo (the “Second Supplemental Indenture to the 2009 Actavis, Inc. Indenture”), (iii) the third supplemental indenture dated as of October 2, 2012 between Actavis, Inc. and Wells Fargo (the “Third Supplemental Indenture to the 2009 Actavis, Inc. Indenture”) and (iv) the fourth supplemental indenture dated as of October 1, 2013 among Actavis, Inc., Actavis and Wells Fargo (the “Fourth Supplemental Indenture to the 2009 Actavis, Inc. Indenture” and, together with the 2009 Actavis, Inc. Base Indenture, the First Supplemental Indenture to the 2009 Actavis, Inc. Indenture, the Second Supplemental Indenture to the 2009 Actavis, Inc. Indenture and the

Third Supplemental Indenture to the 2009 Actavis, Inc. Indenture, the “2009 Actavis, Inc. Indenture”). Pursuant to the Fifth Supplemental Indenture to the 2009 Actavis, Inc. Indenture, Warner Chilcott has provided a full and unconditional guarantee of Actavis, Inc.’s obligations under the $450,000,000 in aggregate principal amount of its 5.000% Senior Notes due 2014, the $1,200,000,000 in aggregate principal amount of its 1.875% Senior Notes due 2017, the $400,000,000 in aggregate principal amount of its 6.125% Senior Notes due 2019, the $1,700,000,000 in aggregate principal amount of its 3.250% Senior Notes due 2022 and the $1,000,000,000 in aggregate principal amount of its 4.625% Senior Notes due 2042. The Fifth Supplemental Indenture to the 2009 Actavis, Inc. Indenture is filed as Exhibit 4.4 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On April 16, 2015, Actavis, Warner Chilcott, Allergan and Wells Fargo entered into: (i) the First Supplemental Indenture to the 2006 Allergan Indenture, (ii) the Second Supplemental Indenture to the 2010 Allergan Indenture and (iii) the Second Supplemental Indenture to the 2013 Allergan Indenture. Also on April 16, 2015, Actavis, Warner Chilcott, Actavis, Inc. and Wells Fargo entered into the Fifth Supplemental Indenture to the 2009 Actavis, Inc. Indenture.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03. The foregoing description of the supplemental indentures does not purport to be complete and is qualified in its entirety by reference to the First Supplemental Indenture to the 2006 Allergan Indenture, the Second Supplemental Indenture to the 2010 Allergan Indenture, the Second Supplemental Indenture to the 2013 Allergan Indenture and the Fifth Supplemental Indenture to the 2009 Actavis, Inc. Indenture, copies of which are filed as Exhibits 4.1, 4.2, 4.3 and 4.4, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description

4.1	First Supplemental Indenture, dated as of April 16, 2015, by and among Allergan, Inc., Actavis plc, Warner Chilcott Limited and Wells Fargo Bank, National Association, as trustee.*

4.2	Second Supplemental Indenture, dated as of April 16, 2015, by and among Allergan, Inc., Actavis plc, Warner Chilcott Limited and Wells Fargo Bank, National Association, as trustee.*

4.3	Second Supplemental Indenture, dated as of April 16, 2015, by and among Allergan, Inc., Actavis plc, Warner Chilcott Limited and Wells Fargo Bank, National Association, as trustee.*

4.4	Fifth Supplemental Indenture, dated as of April 16, 2015, by and among Actavis, Inc., Actavis plc, Warner Chilcott Limited and Wells Fargo Bank, National Association, as trustee.*

*	Filed herewith

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 22, 2015	ACTAVIS PLC
(Registrant)

	By:	/s/ A. Robert D. Bailey
	Name:	A. Robert D. Bailey
	Title:	Chief Legal Officer and Corporate Secretary

WARNER CHILCOTT LIMITED
(Registrant)

	By:	/s/ A. Robert D. Bailey
	Name:	A. Robert D. Bailey
	Title:	Secretary

Exhibit Index

Exhibit No.	Description

4.1	First Supplemental Indenture, dated as of April 16, 2015, by and among Allergan, Inc., Actavis plc, Warner Chilcott Limited and Wells Fargo Bank, National Association, as trustee.*

4.2	Second Supplemental Indenture, dated as of April 16, 2015, by and among Allergan, Inc., Actavis plc, Warner Chilcott Limited and Wells Fargo Bank, National Association, as trustee.*

4.3	Second Supplemental Indenture, dated as of April 16, 2015, by and among Allergan, Inc., Actavis plc, Warner Chilcott Limited and Wells Fargo Bank, National Association, as trustee.*

4.4	Fifth Supplemental Indenture, dated as of April 16, 2015, by and among Actavis, Inc., Actavis plc, Warner Chilcott Limited and Wells Fargo Bank, National Association, as trustee.*

*	Filed herewith.